                 [LEARNINGSTAR CORPORATION LOGO APPEARS HERE]

  ---------------                                            ---------------
      NUMBER                                                      SHARES
  LS____________                                             _______________
  ---------------                                            ---------------

                              LearningStar Corp.

INCORPORATED UNDER                                             COMMON STOCK
 THE LAWS OF THE                                             SEE REVERSE FOR
STATE OF DELAWARE                                           CERTAIN DEFINITIONS

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THIS CERTIFIES THAT                                         CUSIP 52201M 10 9



is the owner of
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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
                      OF $.01 EACH OF THE COMMON STOCK OF

LearningStar Corp. transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws of the Corporation as from time to time amended.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, LearningStar Corp. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

       ROBERT J. CAHILL                                  AL NOYES

       --------------------                              --------------------
       /s/ Robert J. Cahill                              /s/ Al Noyes

       Chief Financial Officer                           Chief Executive Officer
        and Treasurer

                   [SEAL OF LEARNINGSTAR CORP. APPEARS HERE]

                              LearningStar Corp.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                       UNIF GIFT
TEN COM - as tenants in common         MIN ACT -  _________ Custodian _________
TEN ENT - as tenants by the entireties            (Cust)              (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as              under Uniform Gifts to Minors
          tenants in common                       Act__________________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

For value received _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
_____________________________


________________________________________________________________________________


________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _________________________________________________________________________



                    ____________________________________________________________
                    NOTICE. THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed: ______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15